DAL INVESTMENT COMPANY
                             ----------------------
                                     FUND*X
                                  UPGRADER FUND










                               Semi-Annual Report
                                 April 30, 2002

                            THE FUND*X UPGRADER FUND


April 30, 2002


Dear Fellow Shareholders,

We are pleased to present the first semi-annual shareholder report for the FUNDX UPGRADER FUND. We have been delighted by the enthusiastic response the fund has received, with assets swelling to over $150 million in just six months. This is due in no small part to the loyal subscribers of our monthly publication, NOLOAD FUND*X, many of whom have long benefited from following the FUND*X UPGRADING strategy. Subscribers had been asking for an investment vehicle that would do the Upgrading for them, relieving them of the need to frequently monitor their portfolios of funds. For many investors, the FUNDX UPGRADER FUND has been the answer.

OUR STRATEGY

The FUNDX UPGRADER FUND follows the same UPGRADING discipline that we have pursued in managing investment portfolios for our clients since 1969. By using no-load mutual funds as our investment vehicle, we are able to access the talents and research of the country's leading money managers while they are at the peak of their game. Over the years we have observed that most fund managers have a particular investment focus or style that tends to stay constant through different market cycles. Since the investment landscape and market leadership undoubtably do change, and previously favored sectors or investment styles inevitably fall out of favor, we actively Upgrade fund holdings. We continually monitor fund performance in order to sell current positions that fall down our rankings and buy the funds that have risen in the rankings. This ongoing process provides an effective way to participate in a broad range of investment opportunities as they develop.

PERFORMANCE

The fund was launched on November 1, 2001 with a net asset value (NAV) of $25, and we are happy to report the share price has never closed below that level. Since inception through April 30, the fund earned a total return of +13.94%, contrasting sharply with the broad market picture. The large company stocks of the S&P 500 Index (including dividends) were essentially flat for that period (-0.1%). Year-to-date through April 30, FUNDX had a positive total return of 6.1%, while the S&P 500 Index posted a negative 5.8%.

MARKET ENVIRONMENT

Despite signs that the economy is moving toward recovery, investors have yet to regain their confidence. Two years of falling stock prices, corporate accounting scandals and great uncertainty faced at home and abroad have eroded the trust many Americans came to have in equity markets.

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                    THE FUND*X UPGRADER FUND

But behind the apparent gloom we can find distinct areas of the market performing well. Small and mid-cap companies and the funds that invest in them have experienced strong gains. These areas of the market were overlooked during the long boom of the 1990s. Having received a harsh lesson about fundamentals and valuations, investors have sought out smaller, fundamentally sound companies with good earnings and valuations they judge to be reasonable.

With this backdrop in mind, it should come as no surprise that your portfolio consists of underlying mutual funds that, almost exclusively, pursue a "value" approach to stock investing. For two solid years we have witnessed value funds outpace growth funds by a dramatic margin.

PORTFOLIO HOLDINGS

Most of the twenty funds that currently comprise your fund's portfolio are described as value funds - in fact nine of them have the word "value" in their names. Most profess to invest only in small- to mid-sized companies. Nevertheless, most of the resemblances end there. A closer look at the makeup of these underlying funds reveals a wide variety of companies. In fact, there is little overlap either in industry weightings or in individual securities owned.

When we eliminate the overlap among the individual securities held in each fund, the stocks represented in your underlying portfolio number close to one thousand. The top 10 individual companies comprise less than 5% of the total. The top 50 stocks comprise less than 18%. These figures exclude the two Exchange-Traded Funds (ETFs) that are held. IWN attempts to match the returns of the RUSSELL 2000 VALUE INDEX, which currently consists of 1,263 companies and IJJ attempts to match the returns of the S&P MIDCAP 400/BARRA VALUE INDEX, consisting of 238 companies.

Virtually all industry sectors are represented in the underlying mutual funds, with some naturally more heavily weighted than others. The sectors that are overweighted, compared with the overall domestic equity market, are: Financials, Industrial Cyclicals, Consumer Durables and Services. The sectors that are underweighted relative to the broad market are: Utilities, Energy, Consumer Staples, Retail, Health and Technology.

The current composition of the portfolio has a median market capitalization of approximately $3.5 billion, roughly 1/16 that of the S&P 500 Index.

The thorough reader may notice several funds listed among the portfolio holdings that normally either carry a load or that are no longer open to new investors. In fact, the FUNDX UPGRADER FUND provides access to some mutual funds otherwise not available to retail investors. As an institutional vehicle, FUNDX buys shares of Franklin Rising Dividends Fund and the State Street Research Mid-Cap Value Fund without paying a sales load. FUNDX holds positions in PIMCO Renaissance and American Century Small Cap Value, two funds that have closed their doors to

                    THE FUND*X UPGRADER FUND


new investors. So new investors who buy shares of FUNDX are provided exposure to these top performing funds, which would otherwise be restricted.

OUTLOOK

It's impossible to predict the near-term swings of the market with any accuracy. We do know for certain that the current trend, which favors value over growth and smallcap over large, will not last forever. Ultimately, leadership will shift away to other areas. But we cannot know when that will happen or which mutual funds will be next to excel.

But fortunately, the Upgrading system does not require that we foretell the future, only that we diligently monitor the universe of funds available to us and be ready to adjust the portfolio when it is time to do so.

Buy-and-hold investors who rode the technology and large-cap growth wave down for the last two years are hoping for a strong bounce back so they might recoup their heavy losses. But just because those areas of the market were most severely hit in the last bear market, does not guarantee they will be the winners in the next bull market. Strength may continue among small- to mid-sized companies, or leadership may shift overseas. International funds, particularly those invested in emerging market economies, have been outperforming the US market in recent months. Should this continue and those funds rise sufficiently in our rankings, their weighting in the portfolio will certainly increase.

Until our signals indicate a significant shift has occurred, we will continue to hold funds with value orientations, focusing on smaller and mid-sized companies. But we will vigilantly monitor the universe of no-load funds in order to upgrade the portfolio holdings as it becomes necessary.


/s/ Janet Brown

Janet Brown
President, DAL Investment Company

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect reinvestment of dividends and capital gains.

The Russell 2000 Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. It is designed to measure the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400/Barra Value Index is a capitalization

                    THE FUND*X UPGRADER FUND

weighted index that measures the performance of selected U.S. stocks with small market capitalizations and low price to book ratios. It is designed so that approximately 50% of the market capitalization is in the Barra Value Index, and the other 50% is in the Barra Growth Index. The S&P 500 Index is a broad based unmanged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest in an index.

Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Sector weightings and fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the "Schedule of Investments" for further sector and holding information.

Must be preceded or accompanied by a prospectus which contains more complete information regarding the fund's risks, fees and expenses. Read it carefully before investing or sending money. Distributed by Quasar Distributors, LLC. 6/02

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                            THE FUND*X UPGRADER FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2002 (UNAUDITED)

-------------------------------------------------------------------------------------------
SHARES                                                             MARKET VALUE  % OF TOTAL
-------------------------------------------------------------------------------------------
           DOMESTIC EQUITY FUNDS
  989,668  American Century Small Cap Value Fund -
            Investor Class ......................................  $  8,659,594     5.8%
  207,512  Ariel Fund ...........................................     8,611,736     5.7%
  333,870  Babson Enterprise Fund ...............................     6,343,530     4.2%
  485,525  Berger Mid Cap Value Fund ............................     8,647,208     5.7%
  409,837  Buffalo Small Cap Fund ...............................     8,631,165     5.7%
  399,470  Columbia Strategic Value Fund ........................     6,179,805     4.1%
  256,860  Delafield Fund .......................................     5,671,464     3.8%
  273,268  FPA Capital Fund .....................................     8,602,476     5.7%
  162,862  FAM Value Fund .......................................     6,332,072     4.2%
  312,221  Franklin Rising Dividends Fund - Class A .............     8,626,658     5.8%
  148,980  Mairs & Power Growth Fund ............................     8,640,841     5.7%
  426,051  Marshall Mid-Cap Value Fund ..........................     5,295,812     3.5%
  536,179  PBHG Clipper Focus Fund ..............................     8,600,316     5.7%
  396,294  PIMCO Renaissance Fund - Institutional Class .........     8,591,659     5.7%
  478,975  T. Rowe Price Mid-Cap Value Fund .....................     8,607,189     5.7%
1,055,872  Royce Pennsylvania Mutual Fund -
            Investment Class ....................................     8,626,473     5.8%
  328,879  Skyline Special Equities Fund ........................     8,662,660     5.8%
  480,274  State Street Research Mid Cap Value Fund -
            Class A .............................................     8,654,545     5.8%
                                                                   ------------   -----
             TOTAL DOMESTIC EQUITY FUNDS
              (COST $136,098,100) ...............................   141,985,203    94.4%
                                                                   ------------   -----
           EXCHANGE-TRADED FUNDS
   42,100  iShares Russell 2000 Value Index Fund ................     6,125,550     4.1%
   15,000  iShares S&P MidCap 400/BARRA
            Value Index Fund ....................................     1,506,000     1.0%
                                                                   ------------   -----
             TOTAL EXCHANGE TRADED FUNDS
              (COST $7,007,911) .................................     7,631,550     5.1%
                                                                   ------------   -----
           MONEY MARKET FUND
1,078,627  Cash Trust Series II- Treasury Cash Series II ........     1,078,627     0.7%
                                                                   ------------   -----
             TOTAL MONEY MARKET FUND
              (COST $1,078,627) .................................     1,078,627     0.7%
                                                                   ------------   -----
           Total Investments (Cost $144,184,638) ................   150,695,380   100.2%
           Other Liabilities less Assets ........................      (304,988)   (0.2)%
                                                                   ------------   -----
           NET ASSETS ...........................................  $150,390,392   100.0%
                                                                   ============   =====

See accompanying Notes to Financial Statements.

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                            THE FUND*X UPGRADER FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $144,184,638) .............................  $ 150,695,380
  Receivables
    Investment securities sold .................................      2,220,731
    Fund shares sold ...........................................        692,534
    Dividends and interest .....................................          1,293
  Prepaid expenses .............................................          9,727
                                                                  -------------
      Total assets .............................................    153,619,665
                                                                  -------------
LIABILITIES
  Payables
    Securities purchased .......................................      3,006,000
    Fund shares redeemed .......................................         11,080
    Payable to Investment Advisor ..............................        153,532
  Accrued expenses .............................................         58,661
                                                                  -------------
      Total liabilities ........................................      3,229,273
                                                                  -------------

NET ASSETS .....................................................  $ 150,390,392
                                                                  =============
Net asset value, offering and redemption price per share
  [$150,390,392 / 5,318,754 shares outstanding; unlimited
  number of shares (par value $0.01) authorized] ...............  $       28.28
                                                                  =============
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................  $ 143,623,696
  Accumulated net investment loss ..............................       (459,022)
  Accumulated net realized gain on investments .................        714,976
  Net unrealized appreciation on investments ...................      6,510,742
                                                                  -------------
    Net assets .................................................  $ 150,390,392
                                                                  =============

See accompanying Notes to Financial Statements.

                    THE FUND*X UPGRADER FUND

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2002(1)(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................  $   380,029
                                                                    -----------
  Expenses
    Advisory fees (Note 3) .......................................      345,950
    Administration fees (Note 3) .................................       41,302
    Transfer Agent fees ..........................................       36,788
    Organizational fees ..........................................       25,000
    Fund Accounting fees .........................................       20,047
    Custody fees .................................................       15,789
    Professional fees ............................................       11,227
    Registration fees ............................................       10,388
    Reports to shareholders ......................................        5,269
    Trustees' fees ...............................................        2,747
    Other ........................................................        3,249
                                                                    -----------
      Total expenses .............................................      517,756
                                                                    -----------
        NET INVESTMENT LOSS ......................................     (137,727)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ...................      714,976
  Net change in unrealized appreciation on investments ...........    6,510,742
                                                                    -----------
    Net realized and unrealized gain on investments ..............    7,225,718
                                                                    -----------
  Net increase in net assets resulting from operations ...........  $ 7,087,991
                                                                    ===========

(1)  Fund commenced operations on November 1, 2001.

See accompanying Notes to Financial Statements.

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                            THE FUND*X UPGRADER FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                               APRIL 30, 2002(1)
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ........................................  $    (137,727)

  Net realized gain on security transactions .................        714,976
  Net change in unrealized appreciation
   on investments ............................................      6,510,742
                                                                -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....      7,087,991
                                                                -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................       (321,295)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived from net change
   in outstanding shares (a) .................................    143,623,696
                                                                -------------
    TOTAL INCREASE IN NET ASSETS .............................    150,390,392

NET ASSETS
Beginning of period ..........................................              0
                                                                -------------
END OF PERIOD ................................................  $ 150,390,392
                                                                =============

(a)  A summary of share transactions is as follows:

                                                               PERIOD
                                                                ENDED
                                                           APRIL 30, 2002
                                                             (UNAUDITED)
                                                    ----------------------------
                                                      SHARES     PAID IN CAPITAL
                                                    ----------   ---------------
Shares sold ......................................   5,624,381    $ 151,880,282
Shares issued on reinvestment of distributions ...      12,061          320,805
Shares redeemed ..................................    (317,688)      (8,577,391)
                                                    ----------    -------------
Net increase .....................................   5,318,754    $ 143,623,696
                                                    ==========    =============

(1) Fund commenced operations on November 1, 2001.

See accompanying Notes to Financial Statements.

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                            THE FUND*X UPGRADER FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                              APRIL 30, 2002(1)
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $  25.00
                                                                  --------
Income from investment operations:
  Net investment loss                                                (0.05)(2)
  Net realized and unrealized gain on investments                     3.52
                                                                  --------
Total from investment operations                                      3.47
                                                                  --------
Less distributions:
  From net investment income                                         (0.19)
                                                                  --------

Net asset value, end of period                                    $  28.28
                                                                  ========

Total return                                                         13.94%+

Ratios/supplemental data:
Net assets, end of period (thousands)                             $150,390
Ratio of expenses to average net assets:
  Before expense reimbursement                                        1.50%**
  After expense reimbursement                                         1.50%**
Ratio of net investment income to average net assets:
  After expense reimbursement                                        (0.40%)**
Portfolio turnover rate                                              42.81%


**   Annualized.

+    Not Annualized.

(1)  Fund commenced operations on November 1, 2001.

(2) Net investment income per share represents net investment income divided by the average shares outstanding thoughout the period.

See accompanying Notes to Financial Statements.

                            THE FUND*X UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

The Fund*X Upgrader Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on November 1, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in no-load and load-waived mutual funds that invest primarily in common stocks. For the period ended April 30, 2002, the Fund incurred organizational expenses in the amount of $25,000.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A.   SECURITIES  VALUATION.  The assets of the Fund  consist  primarily  of shares of underlying mutual funds, which are valued at their respective NAVs. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

     B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net

                            THE FUND*X UPGRADER FUND

APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


          assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     DAL Investment Company, LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the period ended April 30, 2002, the Fund incurred $345,950 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $36 million              $36,000
     $36 to $150 million            0.10% of average daily net assets
     Over $150 million              0.05% of average daily net assets

     For the period ended April 30, 2002, the Fund incurred $41,302 in administration fees.

     U.S. Bancorp Fund Services, L.L.C. provides fund accounting and transfer agency services for the Fund. Quasar Distributors, L.L.C. (the "Distributor") acts as the

                            THE FUND*X UPGRADER FUND

APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended April 30, 2002, were $172,205,715 and $29,814,680 respectively.

                                     ADVISOR
                           DAL Investment Company LLC
                       235 Montgomery Street, Suite 1049
                             San Francisco, CA 94104

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202
                                 (866) 455-FUND

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (866) 455-FUND.